Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 302 OFTHE SARBANES-OXLEY ACT OF 2002

I, Stuart Benson, certify that:

1.       I have reviewed this Amendment No. 1 to the report on Form 10-K of Akers Biosciences, Inc.; and

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 21, 2020

By:	/s/ Stuart Benson
Stuart Benson Chief Financial Officer